UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 18, 2004 (Date of Report (Date of Earliest Event Reported))

WM. WRIGLEY JR. COMPANY (Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of Principal Executive Offices)		(Zip Code)

(312) 644-2121

(Registrant's Telephone Number, including Area Code)

1

This Current Report on Form 8-K is filed by the Wm. Wrigley Jr. Company (the "Company") in connection with the matters described herein.

ITEM 5:	OTHER EVENTS AND REGULATION FD DISCLOSURE

At their regularly scheduled meeting on August 18, 2004, the Company's Board of Directors declared a regular dividend of $0.235 payable November 1, 2004, to stockholders of record as of October 15, 2004. The Board also authorized future stock repurchases of up to $300 million. The Company issued a Press Release to the public regarding the dividend declaration and stock repurchase authorization contemporaneously with the filing of this report. Said Press Release is attached to this report as Exhibit 99.1.

ITEM 7:	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

	(c)	Exhibits

		99.1	Press Release, dated August 18, 2004, issued by the Company, regarding the dividend declaration and stock repurchase authorization.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

		By:	/s/ Howard Malovany
Howard Malovany Vice President, Secretary and General Counsel

Date:	August 18, 2004

3

INDEX TO EXHIBITS

(99)	ADDITIONAL EXHIBITS

	99.1	Wm. Wrigley Jr. Company Press Release, dated August 18, 2004

4

EXHIBIT 99.1

WM. WRIGLEY JR. COMPANY PRESS RELEASE ON DIVIDEND DECLARATION AND STOCK REPURCHASE AUTHORIZATION, DATED AUGUST 18, 2004.

5